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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) October 25, 2000

               Resources Accrued Mortgage Investors LP - Series 86
               ---------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

          00-15724                                     13-3294835
   (Commission File Number)               (I.R.S. Employer Identification No.)

5 Cambridge Center, Cambridge, Massachusetts             02142
  (Address of Principal Executive Offices)             (Zip Code)

                                 (617) 234-3000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 4.  Changes in Registrant's Certifying Accountant

         As previously reported, effective July 28, 2000, the Registrant dismissed its prior Independent Auditors, Hays & Company. Effective October 25, 2000, the Registrant engaged Imowitz Koenig & Co., LLP. as its Independent Auditors. The Registrant did not consult Imowitz, Koenig & Co., LLP. regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K prior to October 25, 2000.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 26th day of October, 2000.


                              Resources Accrued Mortgage Investors LP
                               - Series 86

                              By:  Resources Capital Corp.
                                   Managing General Partner


                                   By: /s/  Michael L. Ashner
                                           ------------------------------------
                                            Michael L. Ashner
                                            Chief Executive Officer

                                   By: /s/  Carolyn Tiffany
                                           ------------------------------------
                                            Carolyn Tiffany
                                            Treasurer